Net Income Attributable to Canon Inc. Shareholders per Share (Reconciliation of Numerators and Denominators of Basic and Diluted Net Income Attributable to Canon Inc. Shareholders Per Share Computations) (Detail) - JPY (¥)
¥ / shares in Units, ¥ in Millions
	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Earnings Per Share Basic Numerator [Abstract]
Basic net income attributable to Canon Inc.	¥ 83,318	¥ 124,964	¥ 252,441
Diluted net income attributable to Canon Inc.	¥ 83,315	¥ 124,962	¥ 252,441
Average common shares outstanding	1,049,802,197	1,069,956,767	1,079,753,008
Stock options	229,691	158,173	49,319
Diluted common shares outstanding	1,050,031,888	1,070,114,940	1,079,802,327
Net income attributable to Canon Inc. shareholders per share:
Basic	¥ 79.37	¥ 116.79	¥ 233.80
Diluted	¥ 79.35	¥ 116.77	¥ 233.78